BULLFROG GOLD CORP.

SECURITIES PURCHASE AGREEMENT

This SECURITIES Purchase Agreement (the “Agreement”) is made as of April 25, 2014 (the “Effective Date”) by and among BULLFROG GOLD CORP, a Delaware corporation (the “Company”), and NPX Metals, Inc. (individually, a “Purchaser” and collectively, the “Purchasers”).

Recital

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, severally and not jointly (i) 12.5% convertible promissory notes, in the aggregate a minimum principal face amount of $220,000 and up to $500,000 (the “Purchase Price”) and in the form attached hereto as Exhibit A (the “Notes”), which Notes shall be, at the option of the Holder (as defined in the Notes), convertible into and exchanged for shares (the “Conversion Shares”) of capital stock of the Company, and (ii) warrants, in the form attached hereto as Exhibit B (the “Warrants” and with the Notes, the “Securities”) to purchase shares of Common Stock (the “Warrant Shares” and with the Conversion Shares, the “Shares”).

Agreement

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and each Purchaser, intending to be legally bound, hereby agree as follows:

1.	Purchase of the Securities

1.1              Closing. On the Closing Date (as defined below) the Company hereby agrees to sell to the Purchasers, and the Purchasers hereby agree to purchase from the Company the Notes, in consideration of the Purchase Price, as set forth on each such Purchaser’s signature page. For purposes of this Agreement, “Closing Date” means the date on which all of the Transaction Documents (as defined herein) have been executed and delivered by the parties thereto, and all conditions precedent to (i) Purchasers’ obligations to pay the Purchase Price and (ii) the Company’s obligation to deliver the Securities, in each case, have been satisfied or waived. The Company and the Purchasers shall each deliver to the other items set forth in Section 1(b) deliverable at the closing (the “Closing”).

2.	Delivery

2.1              Delivery. At the Closing and each Additional Closing (i) each Purchaser shall deliver to the Company a check or wire transfer funds in the amount of such Purchaser’s Loan Amount; and (ii) the Company shall issue and deliver to each Purchaser a Note and a Warrant in favor of such Purchaser payable in the principal amount of such Purchaser’s Loan Amount.

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2.2              Subsequent Sales. At any time on or before the 90th day following the Closing, the Company may sell Securities representing up to the balance of the authorized principal amount not sold at the Closing (the “Additional Purchasers”). All such sales made at any additional closings (each an “Additional Closing”) shall be made on the terms and conditions set forth in this Agreement and (i) the representations and warranties of the Company set forth in Section 3 hereof shall speak as of the Closing and the Company shall have no obligation to update any disclosure related thereto, and (ii) the representations and warranties of the Additional Purchasers in Section 4 hereof shall speak as of such Additional Closing. This Agreement may be amended by the Company without the consent of Purchaser to include any Additional Purchasers upon the execution by such Additional Purchasers of a counterpart signature page hereto.

3.	Representations, Warranties the Company

The Company hereby represents and warrants to each Purchaser as of the Closing as follows:

3.1              Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

3.2              Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement, to issue each Note (collectively, the “Loan Documents”) and to carry out and perform its obligations under the terms of the Loan Documents.

3.3              Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization of the Loan Documents and the execution, delivery and performance of all obligations of the Company under the Loan Documents, including the issuance and delivery of the Notes and the reservation of the equity securities issuable upon conversion of the Notes (collectively, the “Conversion Securities”) has been taken or will be taken prior to the issuance of such Conversion Securities. The Loan Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Conversion Securities, when issued in compliance with the provisions of the Loan Documents will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

3.4              Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and

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delivery of this Agreement, the offer, sale or issuance of the Notes and the Conversion Securities issuable upon conversion of the Notes or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at such time as required by such governmental authority.

3.5              Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation would materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company.

3.6              Compliance with Other Instruments. The Company is not in violation or default of any term of its certificate of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violations that would not individually or in the aggregate have a material adverse effect on the Company. The execution, delivery and performance of the Loan Documents, and the consummation of the transactions contemplated by the Loan Documents will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. The sale of the Notes and the subsequent issuance of the Conversion Securities are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

3.7              Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Notes and the Conversion Securities (collectively, the “Securities”) are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

3.8              Use of Proceeds. The Company shall use the proceeds of sale and issuance of the Notes for the operations of its business, and not for any personal, family or household purpose.

4.	Representations and Warranties of the Purchaser

4.1              Purchase for Own Account. Purchaser represents that it is acquiring the Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

4.2              Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, each Purchaser hereby: (i)

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acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3              Ability to Bear Economic Risk. Each Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.4              Restricted Disposition. Purchaser is aware that the Securities will be (unless registered by the Company), when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Securities Act, and may not be offered, sold or transferred except pursuant to an effective registration statement or an exemption from registration under the Securities Act.

(a) Purchaser understands that the Securities shall bear the following legend or one substantially similar thereto, which Purchaser has read and understands:

NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT MAY BE CONVERTED HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT MAY BE CONVERTED MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF AT ANY TIME IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

4.5              Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a)               There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b)               The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws, provided that no such opinion shall be required for dispositions in compliance with Rule 144, except in unusual circumstances.

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(c)                Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a partner (or retired partner) or member (or retired member) of such Purchaser in accordance with partnership or limited liability company interests, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder.

4.6              Accredited Investor Status. Each Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act.

5.	Miscellaneous

5.1              Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.2              Further Assurances. Each Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

5.3              Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York, without giving effect to conflicts of laws principles.

5.4              Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.5              Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.6              Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address on the signature page below, and to Purchaser at the addresses set forth on the Purchaser’s signature page or at such other addresses as the Company or Purchaser may designate by 10 days advance written notice to the other parties hereto.

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5.7              Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective only upon the written consent of the Company and the holders of the Notes representing a majority of the aggregate principal amount of all Notes then outstanding (the “Requisite Holders”). Any provision of the Notes may be amended or waived by the written consent of the Company and the Requisite Holders.

5.8              Expenses. The Company and each Purchaser shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated herein.

5.9              Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to each Purchaser, upon any breach or default of the Company under the Loan Documents shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Purchaser of any breach or default under this Agreement, or any waiver by any Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

5.10          Entire Agreement. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[Signature Page Follows]

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In Witness Whereof, the parties have executed this Convertible Promissory Note Purchase Agreement as of the date first written above.

Company:

BULLFROG GOLD CORP

By: /s/ Dave Beling

Name: Dave Beling

Title: CEO & President

Address:

897 Quail Run Dr.

Grand Junction, CO 81505

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In Witness Whereof, the parties have executed this Securities Purchase Agreement as of the date first written above.

Amount of Securities Purchased: $220,000

PURCHASER:

NPX Metals, Inc

(Entity name, if applicable)

By: /s/ Johnathan Lindsay

Name: Johnathan Lindsay

Title: President

Address:

1452 W. Horizon Ridge Parkway, Ste 217

Henderson, NV 89012

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Exhibit A

Form of Convertible Promissory Note

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Exhibit B

Form of Warrant